UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       December 17, 1999
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

     Applebee's International, Inc. (the "Company") issued two press releases announcing a new stock repurchase program and an annual dividend declaration on its common stock of ten cents per common share. The record and payment date are set forth in the press release. The press releases are attached as Exhibit A hereto and incorporated herein by reference.


Item 7.           Exhibits

    (c)           Exhibits

    Exhibit                         Description

       A                            Press releases of the Company dated
                                    December 17, 1999



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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    December 29, 1999                    By:   /s/  George D. Shadid
         ---------------------                      ---------------------
                                                    George D. Shadid
                                                    Executive Vice President and
                                                    Chief Financial Officer



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


Contact: George Shadid                               FOR IMMEDIATE RELEASE
         Chief Financial Officer                     December 17, 1999
         (913) 967-4035


                       APPLEBEE'S INTERNATIONAL ANNOUNCES
                   NEW $32.5 MILLION STOCK REPURCHASE PROGRAM;
                    $100 MILLION REPURCHASE PROGRAM COMPLETED



Overland Park, Kan., Dec. 17 -- Applebee's International, Inc. (Nasdaq:APPB) announced today that the company's board of directors has authorized an additional program to repurchase up to $32.5 million of the company's common stock through the year 2000, subject to market conditions and pursuant to applicable restrictions under the company's debt agreements. In addition, the company has completed its $100 million stock repurchase program that was announced earlier this year. The additional amount brings the total authorized stock repurchase programs to an aggregate of $182.5 million since 1997.

Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,160 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


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


Contact: George Shadid                               FOR IMMEDIATE RELEASE
         Chief Financial Officer                     December 17, 1999
         (913) 967-4035


                  APPLEBEE'S DECLARES INCREASED ANNUAL DIVIDEND


Overland Park, Kan., Dec. 17 -- Applebee's International, Inc. (Nasdaq:APPB) has declared an annual dividend of 10 cents per share. The dividend is payable January 28, 2000, to shareholders of record as of December 27, 1999. This is the company's tenth consecutive annual dividend and represents an increase of 11 percent over last year's dividend of 9 cents per share.

Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,160 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).




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